EXHIBIT 99.2

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                                                                FINAL TRANSCRIPT

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Conference Call Transcript

NTSC - Q2 2008 National Technical Earnings Conference Call

Event Date/Time: Sep. 12. 2007 / 1:00PM ET

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Sep. 12. 2007 / 1:00PM ET, NTSC - Q2 2008 National Technical Earnings
Conference Call
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CORPORATE PARTICIPANTS

Landon Barretto
National Technical - IR

Bill McGinnis
National Technical - CEO, President

Raffy Lorentzian
National Technical - CFO

CONFERENCE CALL PARTICIPANTS

Matthew Green
Analyst

Joe Silver
Analyst

David Gabai
Analyst

PRESENTATION

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Landon Barretto - National Technical - IR

Good day. My name is Landon Barretto, and I will be the moderator for today's presentation which is being recorded and will be accessible for 90 days via the Company's website www.ntscorp.com. Thank you for your interest in National Technical Systems. With me today are the President and Chief Executive Officer of the Company, Bill McGinnis; and Raffy Lorentzian, Chief Financial Officer. Mr. McGinnis and Mr. Lorentzian are going to discuss the Company's financial results for the second quarter 2008 period which ended July 31. At the conclusion of the prepared remarks we'll open the call for questions.

In compliance with SEC requirements I must read the following statement. Certain matters discussed during this conference call will include forward-looking statements within the meaning of Section 21E of the United States Securities and Exchange Act of 1934 as amended. All statements regarding potential results and future plans and objectives of the Company are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include but are not limited to those factors that are disclosed under the heading risk factors and elsewhere in the Company's documents filed from the time with the United States Securities & Exchange Commission and other regulatory authorities. Forward-looking statements made during today's call are only made as of the date of this conference call and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Gentlemen, please proceed.

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Bill McGinnis - National Technical - CEO, President

Thank you, Landon. This is Bill McGinnis and I want to say good morning. I am here with Raffy. I just want to start out to say I am extremely pleased to announce that financially we performed very well this quarter. Raffy will present the financials in detail. However, I just wanted to mention a few of the highlights.

Net income for this quarter increased 21.2% compared to the same period in the prior year. Diluted earnings per share were $0.08 in this quarter compared to $0.03 for the same quarter in the prior year. Total revenues for the second quarter increased 9.2% to $31 million compared to $28.4 million for the same period last year. Our dedicated sales approach is delivering results. New orders booked are up on average across all markets 29%. Aerospace and Defense, our strongest growth markets with the telecom, automotive, power markets remaining fairly stable.

This quarter we announced an agreement to transfer very unique test equipment from a Navy lab in Panama City to our Camden, Arkansas facility. This provides NTS some unique additional test capability at a very effective cost price. It allows us to continue to position the Company


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Sep. 12. 2007 / 1:00PM ET, NTSC - Q2 2008 National Technical Earnings
Conference Call
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to increase our market  position  with the Navy.  We also  continue to invest in developing technology in our core markets, specifically the Aerospace and Defense industry to support emerging requirements as well as developing
appliance  and   interoperability   test  suites  in  the  emerging   commercial
technologies such as ZigBee, Wide Media, Mocha, and Visa. In order to respond to the business process outsourcing market that we see as a growing market in the engineering space, we have strengthened our business development talent and believe this will help us to capitalize on our capabilities in the technical solutions segment. At this point I would like to turn it over to Raffy for a detailed discussion on the financials. Raffy?

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Raffy Lorentzian - National Technical - CFO

Thanks, Bill. I will start with a review of our second quarter results. Our total revenues in the second quarter increased by 9.2% to $31 million from $28.4 million for the same period last year. Our revenues in our E&E segment grew by 18.6% to 22.815 million. This was primarily due to a significant increase in our Aerospace and Defense business.

Our revenues in our Technical Solutions segment decreased by 10.8% to 8.210 million due to a decrease in the number of contractors on assignment. Total gross profit increased 23.6% to 8.129 million. This increase in GP was primarily due to the higher margins from the increased revenues in our Aerospace and Defense business. Our GP as a percentage of revenues grew by a healthy 3.1% from 23.1% to 26.2%. Selling and G&A expenses increased by 9.6% to $6.3 million. Operating income increased by 107% to $1.844 million from $892,000. Our net income increased by 212% to $770,000 from $247,000 with corresponding diluted earnings per share of $0.08 per share in the current quarter compared to $0.03 per share last year.

Now let me just give you a brief review of our six-month results. Total revenues increased by 7.5% to $60.829 million from $56.589 million for the same period last year. Our revenues in our E&E segment grew by 15.3% to $44.224 million while our revenues in our Technical Solutions segment decreased by 8.9% to $16.605 million. Total gross profit increased 18.2% to $15.144 million. Our GP as a percentage of revenues for the six months grew by 2.3% from 22.6% to 24.9%. Operating income increased by 74.5% to $3.133 million from $1.795 million. Our net income for the six months increased by 127% to $1.361 million from $599,000 with corresponding diluted earnings per share of $0.15 per share in the current period compared to $0.06 per share last year.

Finally, our balance sheet remained strong with approximately $4 million in cash, $78.4 million in total assets and $35.8 million in shareholders equity. Our capital expenditures were $2.229 million for the six months which is in line with our planned expenditures.

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Bill McGinnis - National Technical - CEO, President

Thank you, Raffy. Landon, why don't we go to Q&A?

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Landon Barretto - National Technical - IR

Okay. Josh, let's do that please.

QUESTION AND ANSWER

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Operator

(OPERATOR INSTRUCTIONS) Our first question is from the line of [Matthew Green]. Please go ahead.

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Matthew Green Analyst

Hi. Good job on the quarter. I am a long-term stockholder. I have a question about your order backlog and also the following up last quarter's conference call of any progress on the real estate sale?

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Bill McGinnis - National Technical - CEO, President


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Sep. 12. 2007 / 1:00PM ET, NTSC - Q2 2008 National Technical Earnings
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Raffy, why don't you give him some backlog.

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Raffy Lorentzian - National Technical - CFO

Our backlog numbers are actually at a record high in our Engineering and Evaluation segment. Our backlog is at $40.8 million compared to $32.8 million last year this time, so we're up about 24.7% on our E&E backlog with the Technical Solutions backlog slightly under by about 10% in that segment.

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Bill McGinnis - National Technical - CEO, President

Thanks, Raffy. So our blended backlog is very favorable looking forward, and just to answer the real estate question is we continue, and I probably sound like a broken record to market it strongly. We're still optimistic that it will sell, but until we sign a definitive agreement or purchase order, we really can't make any additional comments.

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Operator

Our next question comes from the line of [Joe Silver]. Please go ahead.

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Joe Silver Analyst

Congratulations, gentlemen.

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Bill McGinnis - National Technical - CEO, President

Thanks, Joe.

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Joe Silver Analyst

The gentleman took my first call regarding backlog. My question with the backlog outlook can we maintain the $0.08 in future quarters and secondly, dividends. Have you guys decided or talked about paying a dividend to shareholders? Thank you.

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Bill McGinnis - National Technical - CEO, President

Can we maintain it? That's clearly a forward-looking statement. Certainly all leading indicators are favorable. One certainly can conclude, as we've concluded that not only is it sustainable, I still think with our acquisition strategy, our dedicated sales organization, that we can really grow, and I think what we really are excited about is we're starting to see some significant outsourcing activity in the concept to development engineering services activity with a lot of the clients we do compliant and testing for. We've actually brought in some talent. We're going to use our Technical Solutions segment to drive some of the recruiting, and sales for that activity, so we're pretty excited about the potential for our Technical Solutions group going forward. It is going to take some time to turn that around and get it going. But I think that will certainly augment our earnings forecast for the future. That's kind of our outlook for activities.

Dividends are always discussed. It is a Board discussion. We actually look at our cash basis, our balance sheet, and really look at where our best use for our money is, and at this point in time I don't anticipate a dividend because we're on a pretty aggressive acquisition trail, and we think we can really add value by using the money to invest in growth.

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Operator

Our next question is from the line of [David Gabai]. Please go ahead.



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Sep. 12. 2007 / 1:00PM ET, NTSC - Q2 2008 National Technical Earnings
Conference Call
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David Gabai Analyst

First of all, congratulations on a great quarter.

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Bill McGinnis - National Technical - CEO, President

Thanks, David.

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David Gabai Analyst

Definitely look forward to sustaining -- not sustaining but as you said increasing earnings down the road. The first two took most of my questions. I always have at least three or four. I want to ask you about the staffing. We did $8.2 million in revenues. We only made $16,000.

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Bill McGinnis - National Technical - CEO, President

Right.

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David Gabai Analyst

Are there any plans to either improve this? Can it be improved? Or maybe just sell it to someone else that can do a better job with it?

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Bill McGinnis  - National Technical - CEO, President

We looked at all kinds of alternatives for that segment, and if you really look at the six-month performance, we are generating cash. It is still adding to the value. We have hired some people in that group, so you're seeing a little dip in the earnings side, but we think that's a short-term activity with some potential, some nice earnings, and revenue growth, more in the engineering development side, so that's going to get played out here in the next three to six months, but early indications with these individuals we brought in, we've gotten some interest, we're filling the pipeline, and I am pretty bullish that that's going to turn out to be a success story. We're sticking with it, David, but we're going to change its service offering more in line with the clients we serve in the Engineering and Evaluation segment.

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David Gabai Analyst

Thanks. Just two quick comments. I also am in big favor of bringing back the dividend for shareholders, and if earnings are going up, I hope we do see something in the near future, and my offer still stands on the land. You can't say you don't have any offers. You can use it for leverage.

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Bill McGinnis - National Technical - CEO, President

You're making an offer, David?

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David Gabai Analyst

I made an offer on this call about six or eight months ago.

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Bill McGinnis - National Technical - CEO, President

All right.

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David Gabai Analyst


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Sep. 12. 2007 / 1:00PM ET, NTSC - Q2 2008 National Technical Earnings
Conference Call
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Six or nine. I don't remember. Play the old calls.

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Bill McGinnis - National Technical - CEO, President

Since I haven't seen anything formal, I really can't announce it, but we appreciate as always your support, David and your questions. Have a great day.

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David Gabai Analyst

Thanks.

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Operator

(OPERATOR INSTRUCTIONS) Landon, there are no further questions at this time. Please continue.

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Landon Barretto - National Technical - IR

Bill, Raffy before we go, is there anything else you would like to say?

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Bill McGinnis - National Technical - CEO, President

Well, again, I appreciate the shareholder support. We're really working hard on this side. I think we got some great initiatives going. They're starting to pay off and as we look at the results this quarter, so I am optimistic about the future and again, thanks for everybody's support.

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Landon Barretto - National Technical - IR

Good day, thank you.

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Bill McGinnis - National Technical - CEO, President

Thanks, Landon.

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Operator

Ladies and gentlemen, this concludes today's conference call. We would like to thank you for your participation. Have a pleasant day. You may now disconnect.

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                                                                FINAL TRANSCRIPT
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Sep. 12. 2007 / 1:00PM ET, NTSC - Q2 2008 National Technical Earnings
Conference Call
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